UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2007 (November 8, 2007)

THE NASDAQ STOCK MARKET, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-32651	52-1165937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza New York, New York	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 401-8700

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

The Nasdaq Stock Market, Inc. (“Nasdaq”) hereby files the following exhibits to, and incorporates such exhibits by reference in, the Company’s Registration Statement on Form S-3 (File No. 333-131373) that was filed with the Securities and Exchange Commission on January 30, 2006.

Exhibit No.	Description

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of PricewaterhouseCoopers AB

99.1	Description of Nasdaq Capital Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NASDAQ STOCK MARKET, INC.

By:	/s/ Edward S. Knight
	Name:	Edward S. Knight
	Title:	Executive Vice President and General Counsel

Dated: November 8, 2007

Exhibit Index

Exhibit No.	Description

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of PricewaterhouseCoopers AB

99.1	Description of Nasdaq Capital Stock